UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2005

MARRIOTT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13881	52-2055918
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

10400 Fernwood Road, Bethesda, Maryland 20817

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (301) 380-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

On October 20, 2005, Marriott International, Inc. (“Marriott”) issued a press release announcing a modification to its offer to exchange a new series of Senior Notes due November 10, 2015, for up to $293,890,000 of its 7 percent Series E Notes due January 15, 2008, and up to $300,000,000 of its 7-7/8 percent Series C Notes due September 15, 2009.

A copy of Marriott’s press release is attached as Exhibit 99 and incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits. The following exhibit is filed with this report:

99    Press release of Marriott International, Inc., dated October 20, 2005.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT INTERNATIONAL, INC.

Date: October 20, 2005	By:	/s/ Ward R. Cooper
Ward R. Cooper
Assistant Secretary

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EXHIBIT INDEX

Exhibit No.	Description
99	Press release dated October 20, 2005, announcing Marriott International, Inc.’s modification to its offer to exchange a new series of Senior Notes due November 10, 2015, for up to $293,890,000 of its 7 percent Series E Notes due January 15, 2008, and up to $300,000,000 of its 7-7/8 percent Series C Notes due September 15, 2009.

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